UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

NV5 GLOBAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NV5 Global, Inc.

200 South Park Road, Suite 350

Hollywood, Florida 33021

Telephone: (954) 495-2112

April 22, 2016

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of NV5 Global, Inc., a Delaware corporation, on Saturday, June 4, 2016 at 9:00 a.m., local time. The meeting will be held at the Red Rock Casino Resort & Spa located at 11011 W Charleston Blvd., Las Vegas, Nevada 89135.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials primarily over the Internet. We believe that it will expedite stockholders’ receipt of proxy materials and lower the costs and reduce the environmental impact of distributing proxy materials for our annual meeting. On or about April 22, 2016, we mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our 2016 Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2015 (the “2015 Annual Report”), over the Internet. The Notice also includes instructions on how you can receive a paper copy of the proxy materials by mail. If you receive your annual meeting materials by mail, the Notice of 2016 Annual Meeting of Stockholders, 2016 Proxy Statement, 2015 Annual Report and proxy card will be enclosed. If you receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the 2015 Annual Report and 2016 Proxy Statement on the Internet, both of which are available at http://www.edocumentview.com/NVEE.

The matters to be acted upon are described in the Notice of 2016 Annual Meeting of Stockholders and 2016 Proxy Statement. Following the formal business of the meeting, we will report on our operations and respond to questions from stockholders.

Whether or not you plan to attend this year’s annual meeting, your vote is very important and we encourage you to vote promptly. After reading the 2016 Proxy Statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the proxy card or voting instruction card or vote by telephone or by Internet. If you attend the annual meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We look forward to seeing you at the annual meeting.

Sincerely,

/s/ Dickerson Wright

Dickerson Wright

Chairman and Chief Executive Officer

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Timea nd Date:	9:00 a.m., local time, on Saturday, June 4, 2016

Place:	The Red Rock Casino Resort & Spa located at 11011 W Charleston Blvd., Las Vegas, Nevada 89135.

Items of Business:	(1)	To elect seven Directors to hold office until the next annual meeting and until their respective successors are elected and qualified.

	(2)	To approve the NV5 Global, Inc. Employee Stock Purchase Plan.

	(3)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

	(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Adjournments and Postponements:

Any action on the items of business described above may be considered at the 2016 annual meeting of stockholders (the “2016 Annual Meeting”) at the time and on the date specified above or at any time and date to which the 2016 Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote at the 2016 Annual Meeting and any adjournments or postponements thereof if you were a stockholder at the close of business on Wednesday, April 13, 2016 (the “Record Date”).

Meeting Admission:

You are entitled to attend the 2016 Annual Meeting only if you were a stockholder of NV5 Global, Inc. as of the close of business on the Record Date or hold a valid proxy to vote at the 2016 Annual Meeting. You should be prepared to present photo identification for admittance.

Voting:

Your vote is very important. Whether or not you plan to attend the 2016 Annual Meeting, we encourage you to read the 2016 Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the enclosed proxy card.

List of Stockholders:

For ten days prior to the 2016 Annual Meeting, a complete list of stockholders entitled to vote at such meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 200 South Park Road, Suite 350, Hollywood, Florida 33021.

Recommendation of the Board of Directors:	The Board of Directors of NV5 Global, Inc. recommends a vote “FOR” Items 1, 2 and 3 above.

By order of the Board of Directors,

/s/ MaryJo O’Brien

MaryJo O’Brien

Corporate Secretary

April 22, 2016

IMPORTANT: Please mark, date and sign the enclosed proxy card and promptly return it in the accompanying postage-paid envelope or vote by telephone or by Internet to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SATURDAY, JUNE 4, 2016: Our 2016 Proxy Statement is enclosed. Financial and other information concerning NV5 Global, Inc. is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2015 (“2015 Annual Report”). A complete set of proxy materials relating to our 2016 Annual Meeting, consisting of the Notice of 2016 Annual Meeting of Stockholders, 2016 Proxy Statement, proxy card and 2015 Annual Report, is available on the Internet and may be viewed at http://www.edocumentview.com/NVEE.

Table of Contents

Page

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2016 ANNUAL MEETING	1
Proxy Materials	1
Voting Information	2
Attending the 2016 Annual Meeting	5

EMERGING GROWTH COMPANY STATUS	6

CORPORATE GOVERNANCE	7
Governance Information	7
Board and Committee Membership	9

PROPOSAL NO. 1	11
Director Nominees	11

PROPOSAL NO. 2	14
Purpose and Administration of the Plan	14
Shares Covered under the Plan	14
Eligibility	14
Offering Periods	14
Participation	14
Purchase of Stock	14
Merger, Acquisition or Liquidation	15
Termination of Employment or Ineligibility to Participate in Plan	15
Rights not Transferable	15
Amendment and Termination	15
Application of Funds	15
Federal Tax Considerations	15
New Plan Benefits	15
Recommendation of the Board of Directors	15

EXECUTIVE OFFICERS	16

PROPOSAL NO. 3	17
Change in Independent Registered Public Accounting	17
Audit and Non-Audit Fees	18
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	18

REPORT OF THE AUDIT COMMITTEE	19

EXECUTIVE COMPENSATION	20
Compensation of Named Executive Officers	20
Summary Compensation Table	20
Outstanding Equity Awards at Fiscal Year-End	21
Executive Employment Agreements	22
Change in Control Provisions, Severance Benefits and Employment Agreements	23
Compensation of Directors	25
Equity Compensation Plan Information	26

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	27

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	28

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	29

STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED AT NEXT ANNUAL MEETING	30

TRANSACTION OF OTHER BUSINESS	30

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS	30

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND 2015 ANNUAL REPORT TO STOCKHOLDERS	31

ANNEX A	A-1

i

200 South Park Road, Suite 350

Hollywood, Florida 33021

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2016 ANNUAL MEETING

Proxy Materials

Why am I receiving these materials?

The Board of Directors (the “Board”) of NV5 Global, Inc. (the “Company”) has made these proxy materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at the Company’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”), which will take place on Saturday, June 4, 2016 at 9:00 a.m., local time, at the Red Rock Casino Resort & Spa located at 11011 W Charleston Blvd., Las Vegas, Nevada 89135. As a stockholder, you are invited to attend the 2016 Annual Meeting and are requested to vote on the proposals described in this 2016 Proxy Statement (the “2016 Proxy Statement”). This 2016 Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and that is designed to assist you in voting your shares.

What is included in these materials?

The proxy materials include:

●	our 2016 Proxy Statement for the 2016 Annual Meeting;

●	our annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Annual Report”); and

●	the proxy card or a voting instruction card for the 2016 Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this 2016 Proxy Statement and our 2015 Annual Report, to our stockholders by providing access to such documents over the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability.

How can I access the proxy materials over the Internet?

The Notice of Internet Availability, proxy card or voting instructions card will contain instructions on how to:

●	access and view our proxy materials for the 2016 Annual Meeting over the Internet; and

●	how to vote your shares.

If you choose to receive our future proxy materials electronically, it will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials electronically, you will receive an e-mail next year with instructions containing a link to the website where those materials are available. Your election to receive proxy materials electronically will remain in effect until you terminate it.

How may I obtain a paper copy of the proxy materials?

Stockholders receiving a Notice of Internet Availability will find instructions in that notice about how to obtain a paper copy of the proxy materials. Stockholders receiving a Notice of Internet Availability by e-mail will find instructions in that e-mail about how to obtain a paper copy of the proxy materials. Stockholders who have previously submitted a standing request to receive paper copies of our proxy materials will receive a paper copy of the proxy materials by mail.

What shares are included on the proxy card?

If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instructions from your broker, bank or other holder of record.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice of 2016 Annual Meeting of Stockholders, 2016 Proxy Statement and 2015 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of 2016 Annual Meeting of Stockholders, 2016 Proxy Statement and 2015 Annual Report, or if you hold stock of the Company in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Corporate Secretary of the Company by sending a written request to NV5 Global, Inc., Corporate Secretary, 200 South Park Road, Suite 350, Hollywood, Florida 33021, or by calling (954) 495-2112.

If you participate in householding and wish to receive, free of charge, a separate copy of the Notice of 2016 Annual Meeting of Stockholders, 2016 Proxy Statement and 2015 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Corporate Secretary of the Company, as set forth above.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

Voting Information

What items of business will be voted on at the 2016 Annual Meeting?

The items of business scheduled to be voted on at the 2016 Annual Meeting are:

1.	To elect seven Directors to hold office until the next annual meeting and until their respective successors are elected and qualified.

2.	To approve the NV5 Global, Inc. Employee Stock Purchase Plan.

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

We will also consider any other business that properly comes before the 2016 Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares:

●	“FOR” the election of each of the nominees for Director listed in Proposal No. 1.

●	“FOR” the approval of the NV5 Global, Inc. Employee Stock Purchase Plan.

●	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Who is entitled to vote at the 2016 Annual Meeting?

Only stockholders of record at the close of business on Wednesday, April 13, 2016 (the “Record Date”) will be entitled to vote at the 2016 Annual Meeting. As of the Record Date, 8,284,695 shares of the Company’s common stock were outstanding and entitled to vote. Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the seven Director nominees and one vote on each other matter.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the 2016 Annual Meeting will be available at the 2016 Annual Meeting and for ten days prior to the 2016 Annual Meeting for any purpose germane to the 2016 Annual Meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time, at our principal executive offices at 200 South Park Road, Suite 350, Hollywood, Florida 33021, by contacting the Corporate Secretary of the Company.

How can I vote if I own shares directly?

Most stockholders do not own shares registered directly in their name, but rather are “beneficial holders” of shares held in a stock brokerage account or by a bank or other nominee (that is, shares held “in street name”). Those stockholders should refer to “How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?” below for instructions regarding how to vote their shares.

If, however, your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. You may vote in the following ways:

●

By Mail: Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 4:00 p.m., Eastern Time, on Friday, June 3, 2016. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

●	In Person: Attend the 2016 Annual Meeting and vote your shares in person.

●	By Phone or Internet: Stockholders may vote by phone or Internet by following the instructions included in the proxy card they received.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions.

If you vote by mail without giving specific voting instructions, your shares will be voted:

●	“FOR” Proposal No. 1 – Election of the seven Director nominees named herein to the Board of Directors.

●	“FOR” Proposal No. 2 – Approval of the NV5 Global, Inc. Employee Stock Purchase Plan.

●	“FOR” Proposal No. 3 – Ratification of the appointment of our independent registered public accounting firm.

If no specific instructions are given, the shares will be voted in accordance with the recommendation of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and your broker or nominee is considered the “stockholder of record” with respect to those shares. Your broker or nominee should be forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to attend the 2016 Annual Meeting unless you obtain a legal proxy from your brokerage firm or bank. However, since you are not the stockholder of record, you may not vote these shares in person at the 2016 Annual Meeting. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

What is a quorum for the Annual Meeting?

The presence of the holders of stock representing a majority of the voting power of all shares of stock issued and outstanding as of the Record Date, represented in person or by proxy, is necessary to constitute a quorum for the transaction of business at the 2016 Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you vote in person at the 2016 Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1 - Election of Directors	Director nominees receiving the highest number of “FOR” votes	No
No. 2 – NV5 Global, Inc. Employee Stock Purchase Plan	Majority of the total votes cast in accordance with the Nasdaq rules and regulations	No
No. 3 - Ratification of Appointment of Deloitte & Touche LLP	Majority vote of shares present and entitled to vote in person or by proxy	Yes

For the election of Directors, the seven Director nominees who receive the highest number of “FOR” votes will be elected as Directors. You may vote “FOR” or “WITHHOLD” with respect to each Director nominee. Votes that are withheld will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have the same effect as an abstention. The approval of our 2016 Employee Stock Purchase Plan requires the affirmative vote of a majority of the total votes cast in accordance with the Nasdaq rules and regulations. The ratification of the appointment Deloitte & Touche LLP requires the affirmative vote of a majority of the shares present and entitled to vote either in person or by proxy.

What is the effect of abstentions and broker non-votes?

Shares not present at the meeting and shares voted “WITHHOLD” will have no effect on the election of Directors. Abstentions will have no effect on the approval of the NV5 Global, Inc. Employee Stock Purchase Plan. For the ratification of the appointment of Deloitte & Touche LLP, abstentions will have the same effect as an “AGAINST” vote. If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the election of Directors and the approval of the NV5 Global, Inc. Employee Stock Purchase Plan. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include the election of Directors and the approval of the NV5 Global, Inc. Employee Stock Purchase Plan. Banks and brokers may not vote on the election of Directors proposal and the approval of the NV5 Global, Inc. Employee Stock Purchase Plan if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to attend the 2016 Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Can I change my vote or revoke my proxy?

Subject to any rules and deadlines your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the 2016 Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) delivering to the Company’s Corporate Secretary, prior to your shares being voted at the 2016 Annual Meeting, a written notice of revocation dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending the 2016 Annual Meeting and voting in person (although attendance at the 2016 Annual Meeting will not, by itself, revoke a proxy), or (4) voting again via phone or Internet at a later date.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the 2016 Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by the Company’s Corporate Secretary prior to the taking of the vote at the 2016 Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to the Company’s Corporate Secretary.

Who will count the votes?

Our Corporate Secretary and Chief Financial Officer will tabulate the votes and act as inspectors of election.

Where can I find the voting results of the 2016 Annual Meeting?

We intend to announce preliminary voting results at the 2016 Annual Meeting and publish final results in a Current Report on Form 8-K report to be filed with the SEC within four business days of the 2016 Annual Meeting.

Attending the 2016 Annual Meeting

How can I attend the 2016 Annual Meeting?

You are entitled to attend the 2016 Annual Meeting only if you were a stockholder of the Company as of the Record Date. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2016 Annual Meeting. For security reasons, you and your bags may be subject to search prior to your admittance to the meeting.

What happens if additional matters are presented at the 2016 Annual Meeting?

If any other matters are properly presented for consideration at the 2016 Annual Meeting, including, among other things, consideration of a motion to adjourn the 2016 Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the 2016 Annual Meeting.

Who will bear the cost of soliciting votes for the 2016 Annual Meeting?

The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, Directors and employees. No additional compensation will be paid to our officers, Directors or employees for such solicitation.

EMERGING GROWTH COMPANY STATUS

We are an “emerging growth company” under applicable federal securities laws and therefore are permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this 2016 Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 and rules of the SEC, including the scaled executive compensation disclosure. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined herein) or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (1) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more, (2) December 31, 2018, (3) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years, or (4) the date on which we are deemed to be a large accelerated filer under the rules of the SEC.

CORPORATE GOVERNANCE

Governance Information

Corporate Governance Philosophy

The business affairs of the Company are managed under the direction of our Chief Executive Officer and the oversight of our Board in accordance with the Delaware General Corporation Law, as implemented by the Company’s Amended and Restated Certificate of Incorporation and Bylaws. The fundamental role of the Board is to effectively govern the affairs of the Company in the best interests of the Company and our stockholders. The Board strives to ensure the success and continuity of our business through the selection of qualified management. It is also responsible for ensuring that the Company’s activities are conducted in a responsible and ethical manner. The Company is committed to having sound corporate governance principles.

Director Qualification Standards and Review of Director Nominees

The Nominating and Governance Committee (the “Governance Committee”) makes recommendations to the Board regarding the size and composition of the Board. The Governance Committee is responsible for screening and reviewing potential Director candidates and recommending qualified candidates to the Board for nomination. The Governance Committee considers recommendations of potential candidates from current Directors, management and stockholders. Stockholders’ nominees for Directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the Governance Committee to assess his or her qualifications. Nominations from stockholders must be addressed and received in accordance with the instructions set forth under “Stockholder Proposals or Nominations to be Presented at Next Annual Meeting” later in this 2016 Proxy Statement in order to be included in the proxy statement relating to the next annual election of Directors.

Criteria for Board of Directors Membership

The Governance Committee is responsible for reviewing with the Board, from time to time, the appropriate skills and characteristics required of Board members in the context of the current size and composition of the Board. This assessment includes issues of diversity and numerous other factors, such as skills, background, experience and expected contributions in areas that are relevant to the Company’s activities. These factors, and any other qualifications considered useful by the Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board as a whole when the Governance Committee recommends candidates to the Board for nomination. As a result, the priorities and emphasis that the Governance Committee, and the Board, places on various selection criteria may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members of the Board. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess. In addition, the Governance Committee and the Board are committed to considering candidates for the Board regardless of gender, ethnicity and national origin. While the Company does not have a specific policy regarding diversity, when considering the nomination of Directors, the Governance Committee does consider the diversity of its Directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. We believe that the considerations and the flexibility of our nomination process have created Board diversity of a type that is effective for our Company.

Director Independence

The Board has determined that, other than Mr. Dickerson Wright, who is our Chairman and Chief Executive Officer, Mr. Alexander A. Hockman, who is our Chief Operating Officer, President and a Director, and Mr. Donald C. Alford, who is our Executive Vice President and a Director, each of the members of the Board is an “independent director” for purposes of the NASDAQ Stock Market (“NASDAQ”) Listing Rules and Rule 10A-3(b)(1) under the Exchange Act of 1934, as amended (the “Exchange Act”), as the term applies to membership on the Board and the various committees of the Board. NASDAQ’s independence definition includes a series of objective tests, such as that the Director has not been an employee of the company within the past three years and has not engaged in various types of business dealings with the Company. In addition, as further required by NASDAQ Listing Rules, our Board has made an affirmative subjective determination as to each independent Director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the Board reviewed and discussed information provided by the Directors and us with regard to each Director’s business and personal activities as they may relate to the Company and the Company’s management. On an annual basis, each Director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her family, have a direct or indirect material interest.

Based upon all of the elements of independence set forth in the NASDAQ Listing Rules, the Board has determined that each of the following non-employee Directors is independent and has no relationship with the Company, except as a Director and stockholder of the Company: Messrs. Jeffrey A. Liss, William D. Pruitt, Gerald J. Salontai and François Tardan.

Board of Directors Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Our Corporate Governance Guidelines currently provide that the Board may choose to appoint a single person to a combined Chief Executive Officer and Chairman role or appoint a Chairman who does not also serve as Chief Executive Officer. Currently, our Chief Executive Officer also serves as Chairman and, as discussed below, our independent Directors also elect a Lead Independent Director. The Board believes this leadership structure is optimal for the Company at the current time, as it provides the Company with a Chief Executive Officer and Chairman with a long history of service in a variety of positions and who is, therefore, deeply familiar with the history and operations of the Company. The Board also believes that the current leadership structure provides independent oversight and management accountability through regular executive sessions of the independent Directors that are mandated by our Corporate Governance Guidelines and which are chaired by the Lead Independent Director, as well as through a Board composed of a majority of independent Directors.

Lead Independent Director

Mr. Jeffrey A. Liss has been elected by our independent Directors to serve as the Lead Independent Director, and he has served in such capacity since March 26, 2013, the effective date of our Registration Statement on Form S-1 filed in connection with our initial public offering. The Lead Independent Director is responsible for, among other things, presiding over periodic meetings of our independent Directors and overseeing the function of our Board and committees of the Board.

Executive Sessions

Our independent Directors meet periodically in executive session, without the presence of management, including the Chief Executive Officer, who is one of our three current Directors who are not independent. Generally, executive sessions are scheduled as a part of all regular Board meetings, and, in any event, such sessions are held not less than twice during each calendar year. Executive sessions are chaired by our Lead Independent Director. The Chairman of each executive session will report to the Chief Executive Officer, as appropriate, regarding relevant matters discussed in the executive session.

Board of Director’s Role in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also has the responsibility to issue guidelines and policies to govern the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and oversee the performance of our internal audit function. Our Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Board of Director’s Role in Succession Planning

As provided in our Corporate Governance Guidelines, the Board is responsible for planning for the succession of the position of Chief Executive Officer and other senior management positions. To assist the Board, the Chief Executive Officer shall report periodically to the Board on succession planning. The independent Directors shall consult with the Chief Executive Officer to (1) develop plans for interim succession of the Chief Executive Officer in the event that such officer should become unable to perform his or her duties and (2) assess the qualification of senior officers as potential successors to the Chief Executive Officer.

Stockholder Communications with Directors

Stockholders who wish to communicate with the Board or an individual Director may do so by sending written correspondence by mail, facsimile or email to: the Board or individual Director, c/o the Corporate Secretary of the Company at 200 South Park Road, Suite 350, Hollywood, FL 33021; Fax: (954) 495-2102; Email Address: MaryJo.OBrien@nv5.com. The mailing envelope, facsimile cover letter or email must contain a clear notation indicating that the enclosed correspondence is a “Stockholder Board Communication.” The Corporate Secretary has been authorized to screen such communications and handle differently any such communications that are abusive, in bad taste or that present safety or security concerns. All such communications must identify the author as a stockholder and clearly state whether the intended recipients are all or individual members of the Board. The Corporate Secretary will maintain a log of such communications and make copies of all such communications and circulate them to the full Board or the appropriate Directors.

Indemnification of Directors and Officers

As required by our Amended and Restated Certificate of Incorporation and Bylaws, we indemnify our Directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. We also have entered into agreements with our Directors and officers that contractually obligate us to provide this indemnification.

Policies on Business Conduct and Ethics

All of our employees, including our Chief Executive Officer, Chief Financial Officer and controller, are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. These policies form the foundation of a comprehensive process that includes compliance with corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and a commitment to honesty, fair dealing and full compliance with all laws and regulations affecting the Company’s business. Our policies and procedures cover all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to laws and regulations applicable to the conduct of our business.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of our Code of Business Conduct and Ethics. As required by the Sarbanes-Oxley Act of 2002, our Audit Committee has procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The full text of our Code of Business Conduct and Ethics is posted on the “Investors - Corporate Governance” page of our website at www.nv5.com.

We will disclose any future amendments to, or waivers from, provisions of these ethics policies and standards on our website as promptly as practicable, as may be required under applicable SEC and NASDAQ rules and, to the extent required, by filing Current Reports on Form 8-K with the SEC disclosing such information.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines that address the composition of the Board, criteria for Board membership and other Board governance matters. These guidelines are available on our website at www.nv5.com on the “Investors - Corporate Governance” page.

Board and Committee Membership

Meetings of the Board of Directors and Committees

The Board held seven (7) meetings during the fiscal year ended December 31, 2015. The Board has three standing committees: the Audit Committee, Compensation Committee and Governance Committee. During fiscal year 2015, each of our Directors attended at least 75% of the total number of meetings of the Board and at least 75% of the total number of meetings of the committees of the Board on which such Director served during that period. Mr. Jeffrey A. Liss, our Lead Independent Director, presided over all executive sessions of our Directors.

The table below provides membership and meeting information for each of the committees of the Board for fiscal year 2015.

Director	Audit Committee	Compensation Committee	Governance Committee
Dickerson Wright(1)	-	-	-
Alexander A. Hockman (2)	-	-	-
Donald C. Alford (3)	-	-	-
Jeffrey A. Liss (3)(4)	X	X	Chairman
William D. Pruitt (3)	Chairman	X	X
Gerald J. Salontai (3)	-	Chairman	X
François Tardan (5)	X	-	-

Total meetings during fiscal year 2015	4	2	3

_____________________________

(1)	Mr. Dickerson has served as a Director since the Company’s inception in September 2011.
(2)	Mr. Hockman was appointed as a Director by our Board on January 28, 2015.
(3)	Such Director became a member of the Board on March 26, 2013, the effective date of our Registration Statement on Form S-1 filed in connection with our initial public offering.
(4)	Lead Independent Director.
(5)	Mr. Tardan was appointed as a Director by our Board on January 28, 2015.

Audit Committee

The members of the Audit Committee are Messrs. William D. Pruitt (Chairman), Jeffrey A. Liss and François Tardan. Mr. Tardan was appointed a member of the Audit Committee on May 1, 2015. Mr. Salontai served as a member of the Audit Committee from March 26, 2013 through April 30, 2015. Each of the members of the Audit Committee is independent for purposes of the NASDAQ Listing Rules and meets the independence standard for audit committee members set out in Rule 10A-3(b)(1) of the Exchange Act. The Board has determined that Mr. William D. Pruitt qualifies as an audit committee financial expert under the rules of the SEC. The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by our independent registered public accounting firm, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 3 of this 2016 Proxy Statement.

Compensation Committee

The members of the Compensation Committee are Messrs. Gerald J. Salontai (Chairman), Jeffrey A. Liss and William D. Pruitt. Each of the members of the Compensation Committee is independent for purposes of the NASDAQ Listing Rules. The Compensation Committee is responsible for the design and oversight of our compensation program and policies for our executive officers and non-employee Directors. The Compensation Committee seeks to ensure that the executive pay program reinforces the Company’s compensation philosophy and aligns with the interests of our stockholders. The Compensation Committee also reviews and approves all equity grants under the Company’s 2011 Equity Incentive Plan (as amended, the “2011 Equity Plan”). The Compensation Committee also periodically monitors any potential risks associated with the Company’s compensation program and policies.

Nominating and Governance Committee

The members of the Governance Committee are Messrs. Jeffrey A. Liss (Chairman), William D. Pruitt and Gerald J. Salontai. Each of the members of the Nominating and Corporate Governance Committee is independent for purposes of the NASDAQ Listing Rules. The Nominating and Corporate Governance Committee considers qualified candidates for appointment and nomination for election to the Board and makes recommendations concerning such candidates, develops corporate governance principles for recommendation to Board and oversees the regular evaluation of our Directors and management.

Committee Charters

Our Board has adopted a written charter for each of the Audit Committee, Compensation Committee and Governance Committee. Each charter is available on our website at www.nv5.com on the “Investors - Corporate Governance” page.

Director Attendance at Annual Meetings

We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by Directors taking into account the Directors’ schedules. All Directors are encouraged to attend the Company’s annual meeting of stockholders absent an unavoidable and irreconcilable conflict. All of the Directors serving at the time of the 2015 annual meeting of stockholders attended such meeting. All of our Directors are expected to attend the 2016 Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a Board consisting of seven Directors. There are seven nominees for Director to be voted on at the 2016 Annual Meeting. All of the nominees are current Directors and have consented to serve as Directors. Each Director to be elected will hold office until the next annual meeting and until his respective successor is elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate. Should a nominee become unable to serve or should a vacancy on the Board occur before the 2016 Annual Meeting, the Board may either reduce its size or designate a substitute nominee. If a substitute nominee is named, your shares will be voted for the election of the substitute nominee designated by the Board. In the vote on the election of the Director nominees, stockholders may vote “FOR” nominees or “WITHHOLD” votes from nominees. The seven Director nominees receiving the highest number of “FOR” votes will be elected as Directors. Votes that are withheld, abstentions and broker non-votes will have no effect on the outcome of the election.

The persons appointed by the Board as proxies intend to vote for the election of each of the below Director nominees, unless you indicate otherwise on the proxy or voting instruction card.

Set forth below is biographical and other information about the Director nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Governance Committee and the Board to determine that each nominee should serve as a Director.

Our Board unanimously recommends that you vote “FOR” the nominees named below.

Director Nominees

Name	Age	Position	Director Since
Dickerson Wright	69	Chief Executive Officer and Chairman	September 2011
Alexander A. Hockman	58	Chief Operating Officer, President and Director	January 2015
Donald C. Alford	72	Executive Vice President and Director	March 2013
Jeffrey A. Liss	68	Director	March 2013
William D. Pruitt	75	Director	March 2013
Gerald J. Salontai	61	Director	March 2013
François Tardan	63	Director	January 2015

Dickerson Wright. Mr. Wright has served as our Chief Executive Officer and Chairman of the Board since the Company’s inception in September 2011. Mr. Wright previously served as our President from 2011 until January 1, 2015. Prior to the Company’s inception, Mr. Wright founded NV5 Holdings, Inc. (formerly known as NV5 Global, Inc. and NV5, Inc.), a Delaware corporation and wholly owned subsidiary of ours, in December 2009 and has served as its Chief Executive Officer, President and Chairman of the Board since its inception in December 2009. Mr. Wright has over 40 years of uninterrupted experience in managing and developing engineering companies. From early 2008 through late 2009, Mr. Wright served as the Chief Executive Officer of Nova Group Services. Prior to joining Nova Group Services, Mr. Wright served as the Chief Executive Officer of Bureau Veritas, U.S. (“BV”), where he was responsible for developing BV’s U.S. operations through strategic acquisitions and follow-on growth. Before Mr. Wright joined BV, it had a minimal presence in the United States; by the time Mr. Wright left BV in late 2007, its U.S. operations employed 3,200 people in 67 offices and generated $280 million in revenue. Prior to BV, Mr. Wright founded U.S. Laboratories in 1993 and oversaw its growth to 1,000 employees and $80 million in revenue. Mr. Wright led U.S. Laboratories to a successful initial public offering in 1999 (NASDAQ: USLB), and, in 2001, U.S. Laboratories was named as the small cap growth stock of the year. Mr. Wright earned a Bachelor of Science degree in Engineering from Pacific Western University and is a board certified engineer in California and Wisconsin.

Our Board believes that Mr. Wright’s experience founding, managing and building engineering and consulting firms into national engineering platforms, including a publicly traded engineering and consulting firm, provides us with highly valuable industry specific business, leadership and management experience.

Alexander A. Hockman. Mr. Hockman has served as a member of our Board since January 28, 2015 and as our Chief Operating Officer and President since January 1, 2015. Before becoming President and Chief Operating Officer, Mr. Hockman served as our Executive Vice President since September 2011 and President of NV5 - Southeast since February 2010. Mr. Hockman has more than 27 years of diverse experience in the fields of construction inspections, materials testing, geotechnical, environmental, waterfront, construction and building envelope consulting. From March 2003 until March 2010, Mr. Hockman served as the Chief Operating Officer of the Construction Materials Testing Division of BV. From 1985 until its acquisition by BV in 2003, Mr. Hockman served as the President of Intercounty Laboratories. Mr. Hockman earned a Bachelor of Science degree in Civil Engineering from Florida International University and is a licensed engineer in Florida.

Our Board believes that Mr. Hockman’s experience in construction inspections, materials testing and industry specific consulting, provides us with highly valuable industry specific business and management experience.

Donald C. Alford. Mr. Alford has served as a member of our Board since March 26, 2013. Mr. Alford has served as our Executive Vice President since September 2011 and as the Executive Vice President of NV5 Global, Inc. since February 2010 and is responsible for M&A and other growth initiatives. From February 2007 until February 2010, Mr. Alford held a similar position with Nova Group Services, Inc. From November 2002 to November 2006, Mr. Alford acted as the exclusive M&A agent in the U.S. for BV. From 1998 to 2002, Mr. Alford served as the Executive Vice President and Secretary and was in charge of strategic growth for U.S. Laboratories. Mr. Alford earned a Bachelor of Arts degree in History from Princeton University and a Master of Business Administration degree from the University of Virginia. Mr. Alford also served as an officer in the U.S. Marine Corps from 1965 until 1968.

Our Board believes that Mr. Alford has invaluable knowledge and experience in leading engineering and consulting companies through early stage development, commercialization, private funding, initial public offering, and sustained profitability and growth, as well as extensive industry mergers and acquisitions experience, which will aid us in the successful implementation and maintenance of our strategic growth plan.

Jeffrey A. Liss. Mr. Liss has served as a member of our Board and as our Lead Independent Director since March 26, 2013. Mr. Liss has over 25 years of progressive experience providing technical, trade and consulting services to multi-national inspection and testing companies and governments and has a successful record of generating growth and increasing profitability in highly volatile business environments. Since 2001, Mr. Liss has served as a consultant providing investment and business consulting services relating to strategic planning, business valuation and turnaround environments. From 1988 to 2000, Mr. Liss served as President and Chief Executive Officer of Intertek Testing Services International (“Intertek”), an international company that maintained 36 offices throughout the world. During his tenure at Intertek, Mr. Liss was based both in the U.S. and overseas, and served as a member of the executive board of Intertek’s parent company. Prior to joining Intertek, Mr. Liss served as the Vice President of SGS Government Programs, responsible for administrative centers in the U.S. serving government principals in Latin America and the Caribbean. Mr. Liss also spent six years serving on the board of directors of Brookwood Florida-East, a charitable organization providing residential services to troubled adolescents. Mr. Liss earned a Bachelor of Science degree in Mechanical Engineering and a Master of Science degree in Management from Rensselaer Polytechnic Institute.

Our Board believes that Mr. Liss has significant relevant industry experience working with inspection and testing companies in both the public and private sectors which, combined with his international management experience, brings an exceptional global perspective that will aid our Board in making sound decisions regarding our expansion into international markets.

William D. Pruitt. Mr. Pruitt has served as a member of our Board since March 26, 2013. Mr. Pruitt has served as General Manager of Pruitt Enterprises, LP and President of Pruitt Ventures, Inc. since 2000. Mr. Pruitt served as an independent board member and a member of the audit committee of MAKO Surgical Corp., a developer of robots for knee and hip surgery, from June 2008 until December 2013, when it was sold to Stryker Corp. Mr. Pruitt has also served as an independent board member and chairman of the audit committee of Swisher Hygiene, Inc., a hygiene services company, since January 2011. Mr. Pruitt served as an independent board member of The PBSJ Corporation, an international professional services firm, from 2005 to 2010. Mr. Pruitt served as chairman of the audit committee of KOS Pharmaceuticals, Inc., a fully integrated specialty pharmaceuticals company, from 2004 until its sale in 2006. Mr. Pruitt was also chairman of the audit committee of Adjoined Consulting, Inc., a full-service management consulting firm, from 2000 until it was merged into Kanbay International, a global consulting firm, in 2006. From 1980 to 1999, Mr. Pruitt served as the managing partner for the Florida, Caribbean and Venezuela operations of the independent auditing firm of Arthur Andersen LLP. Mr. Pruitt earned a Bachelor of Business Administration degree from the University of Miami and is a Certified Public Accountant, in good standing.

Our Board believes that Mr. Pruitt’s extensive experience with public and financial accounting matters for corporate organizations, as well as experience as a consultant to and Director of other public companies, provides significant insight and expertise to our Board.

Gerald J. Salontai. Mr. Salontai has served as a member of our Board since March 26, 2013. Mr. Salontai has over 35 years of progressive technical, management and leadership experience in the engineering and construction industry. Mr. Salontai is currently the Chief Executive Officer of Salontai Consulting Group, a management advisory company focused on assisting companies achieve success in the areas of strategy, business management and leadership. From January 1998 until March 2009, Mr. Salontai served as chairman of the board and Chief Executive Officer of The Kleinfelder Group, Inc., a management, planning, engineering, science and construction services consulting company headquartered in San Diego, California. Prior to his time at Kleinfelder, Mr. Salontai held a number of management positions in several firms, including serving as the President and Chief Operating Officer, where his responsibilities included strategy implementation, sales execution, delivery of services, quality, customer satisfaction, and overall profit and loss. Mr. Salontai earned both a Bachelor of Science and Master’s degree in Civil Engineering from Long Beach State University and graduated from the Executive Management Program at the University of California, Berkeley.

Our Board believes that Mr. Salontai’s past experience, including his substantial experience in governance and risk management across a wide range of industries, provides our Board with a keen understanding and a valuable perspective regarding how to achieve lasting success in the areas of engineering and construction related services.

François Tardan has served as a member of our Board since January 28, 2015. Mr. Tardan has served as Chief Executive Officer of Leitmotiv Private Equity since 2012. From 1998 to 2011, Mr. Tardan served as Executive Vice President and Chief Financial Officer of Bureau Veritas (BV), a global leader in testing, inspection and certification (Euronext Paris: BVI). During Mr. Tardan’s tenure at BV, revenues grew from €650 million to €3.4 billion and EBITDA margins increased from 8% to 16.5%. Under his leadership, the company also completed more than 100 acquisitions in Asia, North America, Latin America, and Europe and completed a successful IPO in 2007 with a placement exceeding €1 billion. BV shares increased in price from €37.7 to €56 during the time Mr. Tardan was with the company despite the impact of the 2008 financial crisis. Before 1998, Mr. Tardan was President and CEO of Fondasol, a notable European geotechnical firm with offices in France, Brussels, Luxembourg and Morocco. François Tardan graduated from Ecole Nationale d’Administration (ENA) in Paris and received his MBA from Ecole des Hautes Etudes Commerciales (HEC).

Our Board believes that Mr. Tardan’s extensive financial accounting experience with corporate organizations combined with his international leadership experience, provides significant accounting expertise and exceptional global perspective that will aid our Board in making sound decisions regarding our expansion into international markets.

PROPOSAL NO. 2

APPROVAL OF THE NV5 GLOBAL, INC. EMPLOYEE STOCK PURCHASE PLAN

Our Compensation Committee and Board of Directors approved the NV5 Global, Inc. Employee Stock Purchase Plan (the "Plan") on April 1, 2016 and the Plan shall become effective on the date of its approval by stockholders. A summary of the principal terms of the Plan is presented below which is qualified in its entirety by the full text of the Plan, set forth as Annex A to this proxy statement.

Purpose and Administration of the Plan

The purpose of the Plan is to encourage stock ownership by our employees in order to increase their identification with our goals and secure a proprietary interest in our success. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is administered by the Committee (as defined in the Plan), which may be composed of the Compensation Committee, the Board or such other committee or subcommittee appointed by the Board. The Plan Administrator is authorized under the Plan to determine any questions arising in the interpretation and application of the Plan.

Shares Covered under the Plan

The maximum aggregate number of shares of our Common Stock that may be purchased under the Plan is 500,000 shares, subject to appropriate adjustments by the Committee in the event of stock dividends, stock splits, recapitalizations or other subdivisions.

Eligibility

Employees of our company and our subsidiaries are eligible to participate in the Plan if they have been continuously employed for more than 5 months in any calendar year and are employed at least 20 hours per week. Employees may not participate in the Plan if they own 5% or more of our Common Stock or they are both a "highly compensated employee" (as defined under Section 414(q) of the Code) and an officer subject to Section 16(a) of the Exchange Act. Eligible employees are permitted to begin participation in the Plan as of its effective date. As of April 13, 2016, we have approximately 1,148 employees who are eligible to participate in the Plan.

Offering Periods

The first "Offering Period" during which payroll deductions commence for purposes of buying shares at the end of the period will begin on August 15, 2016 and ends on October 31, 2016 and subsequent Offering Periods begin on the first trading day of July and shall last for four (4) months. The Committee may in the future modify the Offering Periods.

Participation

Participation in the Plan shall commence as soon as administratively possible after each participant completes the necessary enrollment and files it with the Company’s payroll office prior to the beginning of an Offering Period. A participant who enrolls in the Plan will authorize us to make payroll deductions of up to 20% of the participant’s compensation (in 1% increments) which he or she receives on each pay day during the during the Offering Period. Payroll deductions end when terminated by the participant, unless earlier terminated pursuant to the Plan. Except as otherwise provided by the Committee or the terms of the Plan, a participant may, at any time discontinue, increase or decrease his or her rate of payroll deductions by entering into a new subscription agreement authorizing a change in payroll deduction rate.

Purchase of Stock

Provided that stockholder approval has been obtained, the "Exercise Date" when shares are purchased with accumulated payroll contributions for the Offering Period is the last day of October. The purchase price of each share will be equal to 95% of the Fair Market Value (as defined in the Plan) per share of Common Stock on such Exercise Date. The Committee may elect to change the purchase price with respect to any future Exercise Date, except the purchase price may not be less than 85% of the Fair Market Value of our Common Stock. On April 13, 2016, the closing price of a share of our Common Stock reported on the New York Stock Exchange was $27.00.

The maximum dollar amount that may be purchased by each participant during any one calendar year shall not exceed $25,000 of our Common Stock. Additionally, the maximum number of shares of Common Stock that may be purchased by each participant on any one Purchase Date will not exceed 600 shares, subject to periodic adjustments to the Company's capitalization. Shares may not be sold or transferred by a participant (or the participant’s estate) for 180 days following the Exercise Date

Merger, Acquisition or Liquidation

In the event of certain "Change in Control" events, including our merger or consolidation into another entity, or our sale of all or substantially all of our assets, each outstanding option shall be assumed or an equivalent option substituted by the successor or its affiliate. In the event that the successor refuses to assume or substitute for the option, each outstanding option shall automatically be exercised, prior to the effective date of such Change in Control.

Termination of Employment or Ineligibility to Participate in Plan

Generally, a participant will automatically purchase shares on the Exercise Date even if he or she is no longer employed by us or is no longer eligible to participate in the Plan as of the Exercise Date. If at any time during any Offering Period, a participant becomes ineligible to participate in the Plan because such participant would be deemed to possess 5% or more of our Common Stock immediately after the Exercise Date, then such participant's payroll deductions may be reduced by us to zero percent (0%).

Rights not Transferable

The rights of a participant under the Plan, including payroll deductions credited to a participant and the rights with respect to the purchase of Common Stock under the Plan, are not transferable, are exercisable only by the participant and may not be assigned, transferred, pledged or otherwise disposed.

Amendment and Termination

The Committee may at any time and for any reason amend or terminate the Plan. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), we shall obtain stockholder approval in such a manner and to such a degree as required. Additionally, all rights of participants under the Plan will terminate as of the date determined by the Committee in its discretion.

Application of Funds

We may use the proceeds from the sale of our Common Stock pursuant to the Plan for any corporate purpose.

Federal Tax Considerations

The following summarizes certain United States federal income tax considerations for employees participating in the Plan and certain tax effects to us, but does not address every situation that may result in taxation, including the impact of any foreign, state, or local taxes, or any of the tax implications arising from a Participant’s death. Each employee is urged to consult with and rely on his or her own advisors with respect to the possible tax consequences of exercising his or her rights under the Plan. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 nor the provisions of Section 401(a) of the Code.

For U.S. federal income tax purposes, an employee does not realize income at the time of entry into the Plan or purchase of a share. If no disposition of the shares is made within two years from the first day of an Offering Period, or one year from the date the shares are purchased by the employee, upon subsequent disposition of the shares, the employee’s gross income for the taxable year in which the disposition occurs will include as ordinary income and not as capital gain an amount equal to the lesser of (i) the excess of the fair market value of the stock at the time of the disposition over the option price, or (ii) the excess of the fair market value of the share at the time of grant over the option price. Any additional gain or is treated as long term capital gain or loss. We will not be allowed an income tax deduction for shares purchased by the employee, provided such shares are held for the periods described above. If the shares are disposed of within the periods described above, the employee will recognize ordinary income for the taxable year of the disposition equal to the excess of the fair market value of the shares on the date of purchase over the price paid, and in these circumstances, we will be entitled to a deduction equal to the amount of ordinary income recognized by the employee. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

New Plan Benefits

Because benefits under the Plan depend on our employees' election to participate and the fair market value of the Common Stock at various future dates, it is not possible to determine future benefits that will be received by our employees under the Plan. Our named executive officers, executive officers and directors, including our non-employee directors, are not eligible to participate in the Plan.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” approval of the adoption of the NV5 Global, Inc. Employee Stock Purchase Plan.

EXECUTIVE OFFICERS

The following sets forth information regarding our non-director executive officers as of the date of this 2016 Proxy Statement. For information regarding Dickerson Wright, our Chief Executive Officer and Chairman, Alexander A. Hockman, our Chief Operating Officer, President and Director, and Donald C. Alford, our Executive Vice President and Director, see “Proposal No. 1 - Election of Directors” above.

Name	Age	Position
Richard Tong	47	Executive Vice President and General Counsel
Michael P. Rama	50	Vice President and Chief Financial Officer
MaryJo O’Brien	53	Executive Vice President, Chief Administrative Officer and Secretary

Richard Tong. Mr. Tong has served as our Executive Vice President and General Counsel of NV5 Global, Inc. since April 2010. Mr. Tong has more than 18 years of experience working in the engineering, environmental, consulting, testing and inspection industry. In his capacity as our Executive Vice President and General Counsel, Mr. Tong devotes a considerable amount of time to acquisitions, strategic planning, corporate compliance and legal matters. From November 2008 through November 2009, Mr. Tong served as the Executive Vice President and General Counsel of Nova Group Services, Inc., an engineering and consulting services company. Mr. Tong also served as the Executive Vice President and General Counsel for BV from January 2003 until November 2008 and headed BV’s Legal, Ethics, Compliance, and Risk Management programs in North America. Mr. Tong earned a Bachelor of Science degree in both Biology and Chemistry and a Juris Doctorate degree from the University of Miami and is a licensed attorney in Florida.

Michael P. Rama. Mr. Rama has served as our Vice President and Chief Financial Officer since September 2011 and as the Vice President and Chief Financial Officer of NV5 Holdings, Inc. since August 2011. Mr. Rama has more than 20 years of experience in construction, development and real estate management. Mr. Rama is responsible for all accounting, finance and treasury functions and our SEC reporting. From October 1997 until August 2011, Mr. Rama held various accounting and finance roles with AV Homes, Inc. (formerly known as Avatar Holdings, Inc.) (NASDAQ: AVHI), including Principal Financial Officer, Chief Accounting Officer, and Controller. Mr. Rama’s experience includes SEC reporting, establishment and maintenance of effective internal controls, capital market transactions, and acquisitions. Mr. Rama earned a Bachelor of Science degree in accounting from the University of Florida and is a Certified Public Accountant.

MaryJo O’Brien. Ms. O’Brien has served as our Executive Vice President, Chief Administrative Officer and Secretary since September 2011 and as the Executive Vice President of Human Resources and Administration of NV5 Global, Inc. since January 2010. Ms. O’Brien has more than 25 years of experience in human resources, administration and the engineering and consulting engineering industry. From March 2008 through November 2009, Ms. O’Brien served as the Director of Human Resources for Nova Group Services, Inc. Prior to March 2008, Ms. O’Brien held various management positions with BV from September 2002 to January 2008. From November 1987 to August 2002, Ms. O’Brien served in similar human resources and administrative capacities for Testing Engineers - San Diego and U.S. Laboratories. Ms. O’Brien earned a Bachelor’s degree in Communications and Business Economics from the University of California at San Diego.

There are no family relationships among any of our current Directors or executive officers.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2016. Deloitte & Touche LLP has acted in such capacity since its appointment on June 18, 2015. A representative of Deloitte & Touche LLP is expected to be present at the 2016 Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

We are asking our stockholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

The affirmative vote of a majority of the shares present and entitled to vote either in person or by proxy at the 2016 Annual Meeting is required for approval of this proposal. Broker non-votes will have no effect on the outcome of this proposal, while abstentions will have the effect of a vote “AGAINST” this proposal.

In the event that our stockholders fail to ratify the selection of Deloitte & Touche LLP, it will be considered a recommendation to the Board and the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors after the beginning of the current year, the appointment for 2016 will stand unless the Audit Committee determines there is a reason to make a change. Even if the selection of Deloitte & Touche LLP as our independent registered public accounting firm is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Our Board unanimously recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2016.

Change in Independent Registered Public Accounting

Dismissal of Grant Thornton LLP

On June 18, 2015, the Audit Committee of the Board of Directors approved the dismissal of Grant Thornton LLP as the Company’s independent registered public accounting firm, effective June 18, 2015.

Grant Thornton LLP previously audited the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013.  Grant Thornton LLP’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and December 31, 2013, and through the subsequent interim period ended June 18, 2015, the Company had no disagreement with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Engagement of Deloitte & Touche LLP

On June 18, 2015, the Audit Committee approved the engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015, effective June 18, 2015. During the fiscal years ended December 31, 2014 and December 31, 2013, and through the subsequent interim period ended June 18, 2015, neither the Company nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2015 and 2014 by Deloitte & Touche LLP and Grant Thornton LLP:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Audit fees (1)	$309,493(2)	$438,988(3)
Audit-related fees (4)	-	-
Tax fees (5)	-	-
All other fees (6)	-	-
Total	$309,493(2)	$438,988(3)

(1)

Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements, consultations in connection with acquisitions and issuances of auditor consents and comfort letters in connection with SEC registration statements and related SEC registered and non-registered securities offerings.

(2)	Represents $183,500 for fees billed by Deloitte & Touche LLP and $125,993 for fees billed by Grant Thornton LLP.

(3)	Represent fees billed by Grant Thornton LLP.

(4)

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(5)

Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(6)	All other fees consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has pre-approved all auditing services and permitted non-audit services performed for us by Deloitte & Touche LLP and Grant Thornton LLP in 2015 and 2014, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit).

The Audit Committee has determined that all services performed by Deloitte & Touche LLP and Grant Thornton LLP are compatible with maintaining the independence of Deloitte & Touche LLP and Grant Thornton LLP. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may form and delegate authority to subcommittees of the Audit Committee, consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee currently consists of three Directors, each of whom, in the judgment of the Board, is an “independent director” as defined in the NASDAQ Listing Rules. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the Company’s website at www.nv5.com on the “Investors - Corporate Governance” page.

As described more fully in its charter, the purpose of the Audit Committee is to:

●	oversee the Company’s relationship with its independent auditors, including appointing or changing the Company’s independent auditors and ensuring their independence;

●	oversee the Company’s accounting and financial reporting processes, the Company’s systems of internal control and audits of the Company’s financial statements; and

●	approve in advance the engagement of the independent registered public accounting firm for all audit and non-audit services.

Management is responsible for the preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has:

●	reviewed and discussed the Company’s audited financial statements with management;

●

discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 16, Communications with Audit Committees; and

●

received from Deloitte & Touche LLP the written disclosures and the letter regarding its communications with the Audit Committee concerning independence as required by the applicable requirements of the PCAOB and discussed with Deloitte & Touche LLP the firm's independence from our Company and management.

In addition, the Audit Committee has met separately with management and Deloitte & Touche LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE William D. Pruitt (Chairman) Jeffrey A. Liss François Tardan

The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates such information by reference in such filing and shall not otherwise be deemed “filed” under either the Securities Act or the Exchange Act or considered to be “soliciting material.”

EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

Our named executive officers (“Named Executive Officers” or “NEOs”) for fiscal year 2015 are set forth below:

Name	Title

Dickerson Wright	Chief Executive Officer and Chairman

Alexander A. Hockman	Chief Operating Officer and President

Richard Tong	Executive Vice President and General Counsel

Donald C. Alford	Executive Vice President

Michael P. Rama	Vice President and Chief Financial Officer

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2015 and 2014 by our Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($) (1)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Dickerson Wright	2015	$440,366	$-	$300,694	$-	$-	$-	$26,017	$767,077
Chief Executive Officer and Chairman	2014	$419,231	$110,000	$120,000	$-	$-	$-	$28,831	678,062

Alexander A. Hockman	2015	$350,000	$-	$1,051,200	$-	$-	$-	$16,302	$1,417,502
Chief Operating Officer and President	2014	$319,231	$80,000	$70,000	$-	$-	$-	$8,343	$477,574

Richard Tong	2015	$250,000	$-	$55,689	$-	$-	$-	$13,722	$319,411
Executive Vice President and General Counsel	2014	$245,385	$46,000	$40,250	$-	$-	$-	$13,888	$345,523

Donald C. Alford	2015	$247,231	$-	$167,067	$-	$-	$-	$9,036	$423,334
Executive Vice President	2014	$240,000	$32,000	$28,000	$-	$-	$-	$13,381	$313,381

Michael P. Rama	2015	$222,231	$-	$89,091	$-	$-	$-	$2,310	$313,632
Vice President and Chief Financial Officer	2014	$211,539	$35,000	$30,000	$-	$-	$-	$1,492	$278,031

_____________

(1)

Performance-based bonuses are generally paid under our Bonus Plan and reported as Non-Equity Incentive Plan Compensation. Except as otherwise noted, amounts reported as Bonus represent discretionary bonuses awarded by the Compensation Committee in addition to the amount (if any) earned under the Bonus Plan.

(2)

Represents restricted stock awards granted in January 2015 and May 2015 and March 2014 pursuant to our 2011 Equity Plan. The aggregate grant date fair value of such awards were computed in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation (ASC Topic 718), and do not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 13 of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC. These amounts do not represent actual amounts paid or to be realized. Amounts shown are not necessarily indicative of values to be achieved, which may be more or less than the amounts shown as awards are subject to time-based vesting.

(3)

Consists of matching contributions to the Company’s 401(k) plan, which may be subject to forfeiture, for Messrs. Wright, Hockman, Tong and Rama, group term life insurance premiums for all Named Executive Officers, the reimbursements of Mr. Wright's auto lease payments, and car allowance payments made by us to each of Messrs. Tong and Alford.

For a discussion of the material terms of each NEO’s employment agreement, see the “Executive Employment Agreements” section below.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all outstanding equity awards previously awarded to our NEOs as of December 31, 2015.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (1)	Market Value of Shares or Units of Stock that Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Dickerson Wright	-	-	-	-	-	39,013	857,506	-	-

Richard Tong	-	-	-	-	-	10,354	227,581	-	-

Alexander A. Hockman	-	-	-	-	-	97,692	2,147,271	-	-

Donald C. Alford	-	-	-	-	-	13,870	304,863	-	-

Michael P. Rama	-	-	-	-	-	11,986	263,453	-	-

_______________________

(1) The grant dates and vesting dates for such unvested shares are as follows:

	Grant Date
	7/10/2013	3/28/2014	1/2/2015	5/6/2015	Total No. of Shares
Dickerson Wright	10,000	13,187	-	15,826	39,013
Richard Tong	3,000	4,423	-	2,931	10,354
Alexander A. Hockman	10,000	7,692	80,000	-	97,692
Donald C. Alford	2,000	3,077	-	8,793	13,870
Michael P. Rama	4,000	3,297	-	4,689	11,986

Vesting Date	7/10/2016	3/28/2017	1/2/2019	5/6/2018
	(three-year cliff vesting)	(three-year cliff vesting)	(four-year cliff-vesting)	(three-year cliff vesting)

(2)	Calculated by multiplying the number of restricted shares of common stock held by $21.98 which is the closing price per share of our common stock as of December 31, 2015

Executive Employment Agreements

We have written employment agreements with each of our NEOs that provide for, among other things, the payment of base salary, reimbursement of certain costs and expenses, and for each NEO’s participation in our bonus plan and employee benefit plans.

We entered into employment agreements with Donald Alford effective August 1, 2010, Richard Tong and Alexander Hockman effective October 1, 2010, Dickerson Wright effective April 11, 2011, and Michael Rama effective January 25, 2012 that govern the terms of their respective service with us. Mr. Wright’s employment agreement provides for an initial term of five years with automatic successive two-year renewal terms, unless earlier terminated in accordance with the terms of such employment agreement. The employment agreements with each of our other NEOs provide for a term of employment commencing on the date of the agreement and continuing until we or the respective NEO provide 30 days written notice of termination to the other party, upon termination by us for Cause (as defined in each NEOs respective employment agreement), or upon the executive’s death or Disability (as defined in each NEOs respective employment agreement).

Except with respect to certain items of compensation, as described below, the terms of each agreement are similar in all material respects.

The employment agreement with Mr. Wright provides for an annual base salary of $400,000, subject to annual review by our Board and subject to an annual increase equal to the greater of a Consumer Price Index adjustment or 5%. The employment agreement with Mr. Wright entitles him to receive up to a 75% performance bonus based on criteria established by our Board and to receive reimbursement of all reasonable expenses incurred in connection with our business. Mr. Wright's annual base salary was increased by our Board to $446,250 effective April 1, 2015, and to $500,000 effective April 15, 2016.

The other NEO employment agreements provide for an annual base salary of $240,000 for Mr. Alford, $200,000 for each of Messrs. Tong and Hockman, and $180,000 for Mr. Rama, subject to annual review by our Board. Mr. Alford's annual base salary was increased by our Board to $250,000 effective April 1, 2015, and to $270,000 effective April 15, 2016. Mr. Tong’s annual base salary was increased by our Board to $230,000 effective October 3, 2011, and to $250,000 effective March 15, 2014. Mr. Hockman’s annual base salary was increased by our Board to $250,000 effective February 1, 2011, to $300,000 effective March 4, 2012, to $325,000 effective March 15, 2014, to $350,000 effective January 1, 2015, and to $365,000 effective April 15, 2016. Mr. Rama’s annual base salary was increased to $200,000 effective June 9, 2013, to $215,000 effective March 15, 2014, to $225,000 effective April 1, 2015, and to $240,000 effective April 15, 2016. Mr. Alford’s agreement entitles him to receive up to a 75% performance bonus based on criteria established upon employment and to receive reimbursement of all reasonable and necessary expenses incurred in connection with our business. Mr. Alfold’s employment agreement also entitles him to a $600 per month auto allowance, as of April 2016 the auto allowance is included in base salary. Messrs. Tong’s, Hockman’s, and Rama’s respective employment agreements entitle such executive to receive up to a 50% performance bonus based on criteria established upon employment and to receive reimbursement of expenses incurred in connection with our business in an amount not to exceed, on an annual basis, 10% of such executive’s annual base salary.

In 2011, we entered into an amendment to each of Messrs. Alford’s, Tong’s and Hockman’s employment agreements providing that in the event of a Change in Control (as defined below), during the term of such executive’s employments we are obligated to pay such executive a single lump sum payment, within 30 days of the termination of such executive’s employment, equal to such executive’s annual base salary for two years, plus any unused vacation pay and the value of the annual fringe benefits for the year immediately preceding the year in which such executive’s employment terminates, plus the value of the portion of such executive’s benefits under any savings, pension or profit sharing plans that are forfeited under those plans by reason of the termination of such executive’s employment. Further, if a Change in Control occurs during such executive’s employment, then such executive’s equity awards, if any, shall immediately vest, notwithstanding any other provision in such respective equity award agreement to the contrary. A “Change in Control” means approval by our stockholders of (1)(a) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were our stockholders immediately prior to such transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of Directors of the reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such transaction, (b) our liquidation or dissolution, or (c) the sale of all or substantially all of our assets (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or (2) the acquisition in a transaction or series or transactions by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of Directors (a “Controlling Interest”), excluding any acquisitions by (a) us or our subsidiaries, (b) any person, entity or “group” that as of the date of the amendments to the employment agreements owns beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of a Controlling Interest, or (c) any employee benefit plan of ours or our subsidiaries.

In 2015, we entered into an amendment to each of Messrs. Alford’s, Hockman’s, and Tong’s employment agreements. The amendments (i) update certain provisions of the employment agreements with respect to Section 409A of the Internal Review Code of 1986, as amended (the "Code"); and (ii) reduce the amount to be paid to in connection with a termination of employment following a Change in Control, so that upon termination, the executive shall be paid: (1) one year of executive's base salary, plus any unused vacation pay for the year immediately preceding the year in which the executive's employment is terminated, which shall be paid in a lump sum; and (2) the monthly COBRA premiums for the executive, for a period of one year following termination.

Also, in 2015, we entered into an amendment to Mr. Rama’s employment agreement to (i) update certain provisions of the employment agreement with respect to Section 409A of the Code; and (ii) provide for an amount to be paid to Mr. Rama in connection with his termination of employment following a Change in Control, so that upon termination, Mr. Rama shall be paid: (1) one year of base salary, plus any unused vacation pay for the year immediately preceding the year in which Mr. Rama's employment is terminated, which shall be paid in a lump sum; and (2) the monthly COBRA premium for Mr. Rama, for a period of one year following termination.

Each employment agreement entitles the NEO to receive customary and usual fringe benefits generally available to our executive officers, and to be reimbursed for reasonable out-of-pocket business expenses. Pursuant to Mr. Wright’s employment agreement, we have also agreed to pay monthly management fees of $5,500 to a non-related third party, Chatham Enterprises, LLC, relating to an aircraft in which Mr. Wright has an ownership interest.

Except as described below with respect to Mr. Wright’s employment agreement, the employment agreements prohibit the NEOs from engaging in any work that creates an actual conflict of interest with us, and include customary confidentiality, non-competition and non-solicitation covenants that prohibit such executives, during their employment with us and for 12 months thereafter, from (1) using or disclosing any confidential proprietary information of our Company, (2) engaging in any manner, or sharing in the earnings of or investing in, any person or entity engaged in any business that is in the same line of business as us, (3) soliciting our current customers with whom such executive has contact on our behalf during the two years immediately preceding such executive’s termination and, (4) inducing or attempting to induce any of our employees to leave our employ. In addition, during the NEO’s term of employment and thereafter, the NEO shall not interfere with the business of our company by way of disrupting our relationships with customers, agents, representatives or vendors or disparaging or diminishing the reputation of the Company. Mr. Wright’s employment agreement provides that (a) the foregoing non-competition covenant does not apply following the termination of employment if his employment is terminated without Cause or for Good Reason (each as defined below), (b) the foregoing non-solicitation of employees covenant applies with respect to any current employee or any former employee who was employed by us within the prior six months, and (c) the foregoing non-solicitation of customers covenant applies to all actual or targeted prospective clients of ours to the extent solicited on behalf of any person or entity in connection with any business competitive with our business and requires Mr. Wright to keep confidential any information relating in any manner to the Company’s business relationship with such customers. As consideration and compensation to each NEO (except for Mr. Wright) for, and subject to such NEO’s adherence to certain of the above covenants and limitations, we have agreed that during the one-year non-competition period following each such NEO’s termination, we will continue to pay each such NEO’s base salary in the same manner as if such executive continued to be employed by us.

Unless otherwise noted above, and except for the termination payments pursuant to Mr. Wright’s employment agreement as described below, upon termination of employment under the employments agreements, we are only required to pay the terminated NEO such portions of his respective annual base salary that have accrued and remain unpaid through the effective date of such NEO’s termination, and we have no further obligation whatsoever to such NEO other than reimbursement of previously incurred expenses which are appropriately reimbursable under our expense reimbursement policy; provided, however, that in the event of termination of employment due to the death of an NEO, we will continue to pay to such NEO’s estate such NEO’s annual base salary for the period through the end of the calendar month in which such death occurs.

In the event of a merger or consolidation of our Company with another corporation or entity, or if substantially all of our assets are sold or otherwise transferred to another corporation or entity, the provisions of the employment agreements will be binding upon and inure to the benefit of the continuing or surviving corporation.

Change in Control Provisions, Severance Benefits and Employment Agreements

We have not adopted a Company-wide severance policy. With the exception of Mr. Wright’s employment agreement, which provides for an initial term of five years and automatic successive renewal terms as described above, all of our NEOs are considered at-will and their employment can be terminated by either us or the employee upon 30 days written notice. While certain NEOs’ employment agreements contain provisions related to payments due to such NEO upon a Change in Control of our Company, with the exception of Mr. Wright’s employment agreement and the payments to each of the other NEOs during the one-year non-competition period, none of our employment agreements provide for post-termination benefits unrelated to a Change in Control.

The following table sets forth information with respect to the value of payments or vesting acceleration, as applicable, such NEO would be entitled to receive assuming a qualifying termination or Change in Control, as applicable, as of December 31, 2015

Name and Principal Position	Severance Amount ($)		Early Vesting of Stock Options ($)	Early Vesting of Restricted Stock ($) (1)		Continuation of Benefits ($)	Unused Vacation ($)	Total ($)
Dickerson Wright	$446,250	(2)	-	$857,506	(3)	$23,572	$69,405	$1,396,733
Alexander A. Hockman	$350,000		-	$2,147,271	(4)	$23,367	$32,412	$2,553,050
Richard Tong	$250,000		-	$227,581	(5)	$21,626	$23,792	$522,999
Donald C. Alford	$250,000		-	$304,863	(6)	$-	$24,537	$579,400
Michael P. Rama	$225,000		-	$263,453	(7)	$17,684	$19,488	$525,625

_______________________

(1)	Calculated by multiplying early vesting of restricted shares by $21.98, which is the closing price per share of our common stock on December 31, 2015

(2)

In accordance with Mr. Wright’s employment agreement, severance upon termination without Cause, resignation for Good Reason, death or disability will be paid for the longer of (i) the remainder of his employment term or (ii) twelve months.

(3)	Reflects vesting of 39,013 restricted shares of our common stock.

(4)	Reflects vesting of 97,692 restricted shares of our common stock.

(5)	Reflects vesting of 10,354 restricted shares of our common stock.

(6)	Reflects vesting of 13,870 restricted shares of our common stock.

(7)	Reflects vesting of 11,986 restricted shares of our common stock.

Payments made under Mr. Wright’s Employment Agreement

The following discussion applies exclusively to Mr. Wright, our Chairman and Chief Executive Officer.

Upon termination for Cause or resignation without Good Reason. In the event Mr. Wright is terminated for Cause or resigns his employment without Good Reason, we are required pursuant to Mr. Wright’s employment agreement to:

●	pay Mr. Wright any unpaid base salary earned through the date of termination or resignation; and

●	reimburse Mr. Wright for reasonable business expenses incurred prior to the date of termination or resignation.

Under Mr. Wright’s employment agreement “Cause” is defined as (1) an action or omission of Mr. Wright which constitutes a willful and material breach of, or failure or refusal (other than by reason of disability) to perform his duties under his employment agreement, which is not cured within 15 days after notice thereof, (2) fraud, embezzlement, misappropriation of funds or breach of trust in connection with his services under Mr. Wright’s employment agreement or (3) conviction of a felony.

Under Mr. Wright’s employment agreement, “Good Reason” is defined to include (1) the assignment to the executive of any duties or responsibilities inconsistent in any respect with the executive’s position or a similar position in our company or one of our subsidiaries, or any other action by us, which results in a material diminution in such position, authority, duties or responsibilities, (2) any failure by us to comply with certain provisions of Mr. Wright’s employment agreement, (3) a material breach by us of our obligations to Mr. Wright under his employment agreement (which have not been cured within 30 days after notice of such breach from the executive), and (4) our requiring Mr. Wright to be based at any office or location outside of the area for which he was originally hired to work, except where such change in work location does not represent a material change in the geographic location at which Mr. Wright is required to provide services.

Upon termination without Cause, resignation for Good Reason, death or disability. In the event Mr. Wright is terminated without Cause, resigns his employment for Good Reason, dies or becomes disabled, we are required pursuant to Mr. Wright’s employment agreement to:

●	pay Mr. Wright any unpaid base salary earned through the date of termination or resignation;

●	continue to pay Mr. Wright’s base salary for the longer of (1) the remainder of his employment term or (2) twelve months;

●

continue to allow Mr. Wright to participate in all benefit plans offered by us to our executives for a period of twelve months from the date of termination or resignation or, if participation in any such plan is not possible, pay the Mr. Wright (or his estate, as applicable) cash equal to the value of the benefit that otherwise would have accrued for the executive’s benefit under such plan for the period during which such benefits could not be provided under the plan;

●	reimburse Mr. Wright for reasonable business expenses incurred prior to the date of termination or resignation; and

●	pay Mr. Wright (or his estate, as applicable) for any unused vacation days within 30 days of the date of termination or resignation.

Upon Mr. Wright’s termination without Cause, Mr. Wright’s stock options shall immediately vest, notwithstanding any provisions of such stock option agreements to the contrary.

Payments made upon termination following a Change in Control. In the event that following a Change in Control (as defined below), Mr. Wright is terminated without Cause or resigns for Good Reason within one year of the event causing the Change in Control, we are required pursuant to Mr. Wright’s employment agreement to:

●	pay Mr. Wright any unpaid base salary earned through the date of termination or resignation,

●

pay Mr. Wright a single lump sum payment of: the value of his base salary for the longer of (1) the remainder of his employment term or (2) twelve months, the value of annual fringe benefits paid to him in the year preceding the year of termination, the value of any unused vacation days and the value of the portion of his benefits under any deferred compensation plan which are forfeited for reason of the termination, and

●	reimburse Mr. Wright for reasonable business expenses incurred prior to the date of termination or resignation.

A “Change in Control” will be deemed to occur pursuant to Mr. Wright’s employment agreement in the event the stockholders of our Company approve (1) the sale of substantially all of our assets, (2) our liquidation or dissolution or (3) a merger or other similar transaction which would result in our stockholders prior to the transaction owning 50% or less of the combined voting power of the merged entity immediately following the transaction. In addition, with certain exceptions, a Change in Control will be deemed to occur upon any person or group’s acquisition of more than 50% of our outstanding shares of common stock or voting power.

Under the provisions of Mr. Wright’s employment agreement, if a Change in Control occurs during his term of employment, any stock options held by Mr. Wright shall immediately vest, notwithstanding any provisions of such stock option agreements to the contrary.

Compensation of Directors

We pay our non-employee Directors an annual cash retainer of $40,000 for their Board service, payable in quarterly cash installments, or in common stock of the Company, at the Director's sole discretion. Each non-employee Director may elect once a year to receive stock in lieu of the cash retainer. In addition, each non-employee Director receives, upon his or her initial appointment to our Board and each subsequent election to serve an additional one-year term, an equity award under our 2011 Equity Plan valued at $20,000 on the date of grant. Such equity awards are subject to a one-year vesting requirement and are made by our Board within one week of each such appointment or election. We reimburse all of our Directors for reasonable expenses incurred to attend our Board and Board committee meetings.

The following table sets forth information concerning the compensation earned during fiscal year 2015 by each individual who served as a non-employee Director at any time during the fiscal year 2015:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey A. Liss	$40,000	(1)	$20,850	(4)	-	-	-	-	$60,850
William D. Pruitt	$40,000	(2)	$20,850	(4)	-	-	-	-	$60,850
Gerald J. Salontai	$40,000	(3)	$20,850	(4)	-	-	-	-	$60,850
François Tardan	$40,000	(1)	$40,853	(5)	-	-	-	-	$80,853

_______________________

(1)	Reflects $40,000 retainer payable at the director’s request in common stock.
(2)	Reflects $40,000 retainer payable at the director’s request in cash.
(3)	Reflects $40,000 retainer payable at the director’s request as follows: $10,000 in cash and $30,000 in common stock.
(4)

Reflects grant date value of 805 restricted stock units granted on July 10, 2015 to each such Director, which each vest on June 3, 2016 but are not issuable to each such Director until the earlier of (i) such Director’s separation from service to the Company, (ii) immediately prior to consummation of a Change of Control (as defined in the Restricted Stock Units Agreement, dated July 10, 2015, between the Company and each such Director), or (iii) July 10, 2018.

(5)

Reflects the grant date value of (1) 805 restricted stock units granted on July 10, 2015 to Mr. Tardan, which vest on June 3, 2016 but are not issuable to each such Director until the earlier of (i) such Director’s separation from service to the Company, (ii) immediately prior to consummation of a Change of Control (as defined in the Restricted Stock Units Agreement, dated July 10, 2015, between the Company and Mr. Tardan), or (iii) July 10, 2018 and (2) 1,660 restricted stock units granted on January 29, 2015, which vested in full on June 5, 2015 but are not issuable to Mr. Tardan until the earlier of (i) such Director’s separation from service to the Company, (ii) immediately prior to consummation of a Change of Control (as defined in the Restricted Stock Units Agreement, dated January 29, 2015, between the Company and Mr. Tardan), or (iii) January 29, 2018.

Equity Compensation Plan Information

We currently maintain one compensation plan, the 2011 Equity Plan, that provides for the issuance of our common stock to officers and other employees, Directors and consultants, which has been approved by our stockholders. As of December 31, 2015, 517,919 shares of common stock are authorized and reserved for future issuance under the 2011 Equity Plan. The shares available are not reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares are deducted from the shares available under the 2011 Equity Plan.

The following table sets forth information regarding outstanding rights and shares reserved for future issuance under the 2011 Equity Plan as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	19,388(1)	- (2)	517,919(3)

Equity compensation plans not approved by stockholders	-	-	-

Total	19,388	-	517,919

_____________________

(1)

Consists of shares that may be issued under restricted stock unit awards under the 2011 Equity Plan. The Company also has 413,088 shares of unvested restricted common stock outstanding, which are not included in column (a).

(2)	The weighted average exercise price does not take into account the shares issuable for no consideration upon the vesting and delivery of outstanding restricted stock unit awards.

(3)

The number of shares of our common stock authorized and reserved for issuance under the 2011 Equity Plan automatically increases on each January 1 from 2014 through 2023, by an amount equal to the smaller of (i) 3.5% of the number of shares issued and outstanding on the immediately preceding December 31, or (ii) an amount determined by our Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has a written policy with respect to transactions involving related persons, the Policies and Procedures with Respect to Transactions with Related Persons. Pursuant to such policy, our executive officers, Directors and principal stockholders, including their immediate family members and affiliates, are not permitted to enter into a related person transaction with us (as described below) without the prior consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, Director, principal stockholder or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to our Audit Committee for review, consideration and approval. All of our Directors and executive officers are required to report to our General Counsel or Chairman of the Audit Committee any such related person transaction. In approving or rejecting the proposed agreement, our Audit Committee considers the facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a Director’s independence. Our Audit Committee approves only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as our Audit Committee determines in the good faith exercise of its discretion. Under the policy, if we discover related person transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

We have entered into indemnification agreements with our officers and Directors containing provisions that require us, among other things, to indemnify our officers and Directors against certain liabilities that may arise by reason of their status or service as officers or Directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Except for the compensation arrangements and other arrangements described in “Executive Compensation” elsewhere in this 2016 Proxy Statement, there were no transactions since January 1, 2015, and there is not currently proposed any transaction or series of similar transactions to which we were or will be a party, in which the amount involved exceeded $120,000 in which any Director, any executive officer, any holder of 5% or more of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2015, the members of our Compensation Committee were Gerald J. Salontai, Jeffrey A. Liss and William D. Pruitt. None of the members of our Compensation Committee were employees of the Company during the fiscal year ended December 31, 2015. None of the members of our Compensation Committee formerly served as an officer of the Company. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of the Record Date by (i) each stockholder who is known by us to beneficially own more than 5% of our common stock, (ii) each of our Directors and Director-nominees, (iii) each of our Named Executive Officers listed in the “Summary Compensation Table” included elsewhere in this 2016 Proxy Statement, and (iv) all of our Directors and executive officers as a group.

The information in the following table has been presented in accordance with the rules of the SEC. Under such rules, beneficial ownership of a class of capital stock includes any shares of common stock of such class as to which a person, directly or indirectly, has or shares voting power or investment power and also any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option, warrant, or other right. If two or more persons share voting power or investment power with respect to specific securities, each such person is deemed to be the beneficial owner of such securities. Except as otherwise indicated, the address of each of the individuals and entities named below is 200 South Park Road, Suite 350, Hollywood, Florida 33021.

	Beneficially Owned (1)
	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)
Directors and Named Executive Officers:
Donald C. Alford (4)	54,543	*
Alexander A. Hockman (5)	263,199	3.2%
Jeffrey A. Liss (6)	28,251	*
William D. Pruitt (7)	21,641	*
Michael P. Rama (8)	27,532	*
Gerald J. Salontai (9)	27,599	*
François Tardan (10)	4,075	*
Richard Tong (11)	43,219	*
Dickerson Wright (12)	2,194,953	26.5%
All Directors and executive officers as a group (10 persons) (13)	2,730,480	32.9%

___________________

*	Less than 1%.
(1)

Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the following footnotes to this table.

(2)	Under the rules of the SEC, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants.

(3)

Calculated on the basis of 8,284,695 shares of common stock outstanding as of the Record Date. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.

(4)

Includes: (i) 13,870 shares of restricted stock which are forfeitable until vested, and (ii) 6,000 shares of our common stock held by Mr. Alford’s spouse’s IRA, of which Mr. Alford disclaims beneficial ownership.

(5)	Includes 97,692 shares of restricted stock which are forfeitable until vested.

(6)

Includes 21,000 shares of our common stock held by the Nancy J. Liss Revocable Trust, dated 12/14/1999, of which Mr. Liss is a trustee, and 1,610 shares of common stock held by Mr. Liss. Mr. Liss disclaims beneficial ownership of the shares held by the trust except to the extent of his pecuniary interest therein. Includes 805 restricted stock units that will vest on June 3, 2016 (subject to Mr. Liss’ continued service as a Director as of such date), 2,000 restricted stock units that vested in full on June 5, 2015 and 2,836 restricted stock units that vested in full on June 6, 2014. The shares underlying the restricted stock units are not issuable to Mr. Liss until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) July 10, 2018 (for the restricted stock units that will vest on June 3, 2016), June 18, 2017 (for the restricted stock units that vested on June 5, 2015) or May 20, 2016 (for the restricted stock units that vested on June 6, 2014).

(7)

Includes 16,000 shares of our common stock held by Pruitt Enterprises, LP. Mr. Pruitt is the President of Pruitt Ventures, Inc., which is the general partner of Pruitt Enterprises, LP and has voting and dispositive power with respect to these shares. Mr. Pruitt disclaims beneficial ownership except to the extent of any indirect pecuniary interest therein. Includes 805 restricted stock units that will vest on June 3, 2016 (subject to Mr. Pruitt’s continued services as a Director as of such date), 2,000 restricted stock units that vested in full on June 5, 2015 and 2,836 restricted stock units that vested in full on June 6, 2014. The shares underlying the restricted stock units are not issuable to Mr. Pruitt until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) July 10, 2018 (for the restricted stock units that will vest on June 3, 2016), June 18, 2017 (for the restricted stock units that vested on June 5, 2015) or May 20, 2016 (for the restricted stock units that vested on June 6, 2014).

(8)	Includes 11,986 shares of restricted stock which are forfeitable until vested.

(9)

Includes 2,750 shares of our common stock held by Mr. Salontai’s spouse, as to which he disclaims beneficial ownership and 19,208 shares of common stock held by Mr. Salontai. Includes 805 restricted stock units that will vest on June 3, 2016 (subject to Mr. Salontai’s continued services as a Director as of such date), 2,000 restricted stock units that vested in full on June 5, 2015 and 2,836 restricted stock units that vested in full on June 6, 2014. The shares underlying the restricted stock units are not issuable to Mr. Salontai until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) July 10, 2018 (for the restricted stock units that will vest on June 3, 2016), June 18, 2017 (for the restricted stock units that vested on June 5, 2015) or May 20, 2016 (for the restricted stock units that vested on June 6, 2014).

(10)

Includes 1,610 shares of common stock held by Mr. Tardan. Includes 805 restricted stock units that will vest on June 3, 2016 (subject to Mr. Tardan’s continued services as a Director as of such date) and 1,660 restricted stock units that vested in full on June 5, 2015 but will not be issuable to Mr. Tardan until the earlier of (x) his separation from service as a Director, (y) immediately prior to consummation of a Change of Control (as defined in the restricted stock units agreement), or (z) July 10, 2018 (for the restricted stock units that will vest on June 3, 2016), and January 29, 2018 (for the restricted stock units that vested on June 5, 2015).

(11)	Includes 10,354 shares of restricted stock which are forfeitable until vested.

(12)

Includes: (i) 717,887 shares of our common stock held by the Wright Family Trust dated December 12, 1990, which includes 39,013 shares of restricted stock, which are forfeitable until vested (see the Outstanding Equity Awards Table above for vesting information), (ii) 295,054 shares of our common stock held by the Katherine Wright 2010 GRAT dated June 28, 2010, (iii) 295,054 shares of our common stock held by the Dickerson Wright 2010 GRAT dated June 28, 2010, (iv) 443,479 shares of our common stock held by the Katherine Wright 2012 GRAT dated November 9, 2012, and (v) 443,479 shares of our common stock held by the Dickerson Wright 2012 GRAT dated November 9, 2012, each of which Dickerson Wright is a trustee.

(13)	See footnotes 4 through 12 above. Also includes 65,468 shares of our common stock beneficially owned by MaryJo O’Brien, our Executive Vice President, Chief Administrative Officer and Secretary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and Directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us, and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, Directors and greater-than-10% stockholders during the fiscal year ended December 31, 2015 were timely filed, except Mr. Hockman untimely filed a Form 4 reporting one transaction.

STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED AT NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2017 annual meeting of stockholders (the “2017 Annual Meeting”). These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Corporate Secretary at our principal executive offices no later than the close of business on December 23, 2016 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Governance Committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals. For information on qualifications of Director nominees considered by our Governance committee, see the “Corporate Governance” section of this 2016 Proxy Statement.

In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the Board or to propose any business at the 2017 Annual Meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2017 Annual Meeting is held more than 30 days before or after the first anniversary of the date of the 2016 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2017 Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. Our Bylaws are posted on the “Investors - Corporate Governance” page of our website at www.nv5.com. To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

TRANSACTION OF OTHER BUSINESS

As of the date of this 2016 Proxy Statement, the Board knows of no other business that will be conducted at the 2016 Annual Meeting other than as described in this 2016 Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding the Company’s stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our proxy materials mailed to you, please submit a request to our Corporate Secretary, and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year’s 2016 Annual Meeting, you should follow the instructions included in the proxy materials that were sent to you. You can also contact our Corporate Secretary at (954) 495-2112 if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND 2015 ANNUAL REPORT TO STOCKHOLDERS

The Company is required to provide a copy of the 2015 Annual Report to stockholders who receive this 2016 Proxy Statement. The Company will also provide copies of the 2015 Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the 2015 Annual Report, along with copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (not including documents incorporated by reference) are available, without charge, to stockholders upon written request to the Company as follows:

NV5 Global, Inc.

Attention: Corporate Secretary

200 South Park Road, Suite 350

Hollywood, Florida 33021

You may view the Company’s filings with the SEC and the proxy materials by visiting the Company’s website at www.nv5.com on the “SEC Filings” and “Annual Reports” sections of the “Investors” page.

By order of the Board of Directors

/s/ MaryJo O’Brien

MaryJo O’Brien

Corporate Secretary

April 22, 2016

ANNEX A

NV5 GLOBAL, INC.

EMPLOYEE STOCK PURCHASE PLAN

1.     Purpose. The purpose of the Plan is to encourage stock ownership by employees of the Company in order to increase their identification with the Company’s goals and secure a proprietary interest in the Company’s success. The Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall be construed in a manner consistent with the requirements of such sections of the Code, and the regulations issued thereunder. The Plan shall become effective on the date of its approval by stockholders and shall continue in effect until such date as is determined by the Committee in its discretion.

2.     Definitions.

(a)     “Code” shall mean the Internal Revenue Code of 1986, as amended.

(b)     “Committee” shall mean the Compensation Committee and such other committee or subcommittee of the Board of Directors of the Company, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board of Directors. If at any time, there is no committee authorized to administer the Plan, the Board of Directors in its entirety shall exercise all of the powers of the Committee.

(c)     “Common Stock” shall mean the common stock of NV5 Global, Inc.

(d)     “Company” shall mean NV5 Global, Inc. and any Designated Subsidiary of the Company.

(e)     “Compensation” shall mean the gross cash compensation (including, wage, salary, bonus and overtime earnings) paid by the Company or any Designated Subsidiary to a participant in accordance with the terms of employment, but excluding all expense allowances and other compensation paid in a form other than cash.

(f)     “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

(g)     “Employee” shall mean any individual who is an employee of the Company for federal income tax purposes and whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. Notwithstanding the foregoing, the Board of Directors may exclude all individuals subject to Section 16 of the Securities Exchange Act of 1934, provided such individual is considered a “highly compensated employee” for purposes of Code Section 414(q).

(h)     “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(i)     “Exercise Date” shall mean the last Trading Day of each Offering Period.

(j)     “Fair Market Value” shall mean, as of any date, the closing sales price of Common Stock on that date as listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, as reported in The Wall Street Journal or such other source as the Committee deems reliable. In the event that Fair Market Value is to be determined for a day which is not a Trading Day, the Fair Market Value shall be the closing sales price of the Common Stock on the immediately preceding Trading Day. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(k)     “Offering Periods” shall mean the periods during which an option granted pursuant to the Plan may be exercised.

(l)     “Plan” shall mean this NV5 Global, Inc. Employee Stock Purchase Plan.

(m)     “Purchase Price” shall mean, unless otherwise determined by the Committee, the exercise price of a share of Common Stock that equals, ninety-five percent (95%) of the Fair Market Value of a share of Common Stock on the Exercise Date. The Purchase Price may be adjusted by the Committee pursuant to Section 18 In no event shall the Purchase Price be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is less.

(n)     “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(o)     “Subsidiary” shall mean any domestic corporation (other than the Company) which, pursuant to Section 424(f) of the Code, is included in an unbroken chain of corporations beginning with the Company if, at the beginning of an Offering Period, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of capital stock in one of the other corporations in such chain.

(p)     “Trading Day” shall mean a day on which national stock exchanges are open for trading.

3.     Eligibility.

(a)     Participation in the Plan is voluntary. Each Employee will be eligible to participate in the Plan. To participate in an Offering Period, the individual must be an Employee on the first day of such Offering Period. An individual who becomes an Employee after an Offering Period begins may commence participation in the next Offering Period.

(b)     Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or of any Subsidiary and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of Common Stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.     Offering Periods. Unless otherwise determined by the Committee, Offering Periods are three (3) months in duration. In no event may an Offering Period exceed twenty-seven (27) months. The initial Offering Period shall begin on August 15, 2016 and shall end on October 31, 2016. Subsequent sequential Offering Periods shall begin on the first Trading Days of July of each year.

5.     Participation.

(a)     An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(b)     Payroll deductions for a participant shall commence on the first payroll of the Offering Period following the beginning of such Offering Period and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant.

6.     Payroll Deductions.

(a)     At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period, in one percent (1%) increments, in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period.

(b)     All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c)     A participant may discontinue his or her participation in the Plan or may decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of deduction rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following thirty (30) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods, unless terminated by such participant.

(d)     Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased by the Company to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant.

(e)     At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.     Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than six hundred (600) shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 17 hereof), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 18 hereof. The Committee may increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Employee may purchase during each Offering Period. Exercise of the option shall occur as provided in Section 8 hereof.

8.     Exercise of Option.

(a)     A participant’s option for the purchase of Common Stock shall be exercised automatically on the Exercise Date (even if such participant is no longer employed with the Company), and the maximum number of shares subject to an option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. Fractional shares may be purchased. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant.

(b)     If the Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Committee may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 18 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date.

9.     Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares of Common Stock purchased upon exercise of his or her option. At the Committee’s sole election, the Company may deliver such shares in certificate or book entry form. Alternatively, the Committee may issue and deliver certificates for the number of shares of Common Stock purchased by all participants to a firm which is a member of the National Association of Securities Dealers, as selected by the Committee, which shares shall be maintained by such firm in a separate brokerage account for each participant.

10.     Withdrawal.

A participant may not withdraw any payroll deductions once they are credited to his or her account.

11.     Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

12.     Stock.

(a)     Subject to adjustment upon changes in capitalization of the Company as provided in Section 17 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be five hundred thousand (500,000) shares.

(b)     The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

(c)     Shares to be delivered to a participant under the Plan shall be registered in the name of the participant.

(d)     Shares may not be sold or transferred by a participant (or the participant’s estate) for 180 days following the Exercise Date.

13.     Administration. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. The Committee may delegate the authority and responsibility for the day-to-day administrative or ministerial tasks of the Plan to a benefits representative, including a brokerage firm or other third party engaged for such purpose.

14.     Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will and the laws of descent and distribution) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

15.     Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

16.     Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

17.     Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a)     Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock affected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date.

(c)     Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date.

18.     Amendment or Termination.

(a)     The Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Committee on any Exercise Date if the Committee determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 17 and this Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b)     Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Committee shall be entitled to change the Offering Periods, adjust the Purchase Price (but in no event to an amount less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is less), limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

(c)      In the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

   (i)     altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

   (ii)     shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Committee action; and

   (iii)     allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

19.     Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20.     Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. Additionally, the Company may require that shares acquired through the Plan be held by the participant for a minimum period of time before such shares may be transferred. The Company may require a legend setting forth any applicable transfer restrictions to be stamped or otherwise written on the certificates of shares purchased through the Plan.

21.     International Subplan. To the extent necessary to comply with local law requiring terms that vary from the terms required under Section 423 of the Code, the Company may adopt a subplan not intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code, and which permits variation of offering terms as required by local law.

22.     Miscellaneous.

(a)     Purchase Rights Carry Same Rights and Privileges. To the extent required to comply with the requirements of Section 423 of the Code, all Employees shall have the same rights and privileges hereunder.

(b)     Administrative Costs. The Company shall pay the administrative expenses associated with the operation of the Plan.

(c)     No Employment Rights. The Plan does not, directly or indirectly, create in any person any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company’s or any Subsidiary’s right to terminate, or otherwise modify, any employee’s employment at any time.

(d)      Headings. Any headings or subheadings in the Plan are inserted for convenience of reference only and are to be ignored in the construction or interpretation of any provisions hereof.

(e)      Gender and Tense. Any words herein used in the masculine shall be read and construed in the feminine when appropriate. Words in the singular shall be read and construed as though in the plural, and vice-versa, when appropriate.

(f)     Governing Law. The Plan shall be governed and construed in accordance with the laws of the State of Delaware to the extent not preempted by federal law.

(g)     Regulatory Approvals and Compliance. The Company’s obligation to sell and deliver Common Stock under the Plan is at all times subject to all approvals of and compliance with the (i) regulations of any applicable stock exchanges and (ii) any governmental authorities required in connection with the authorization, issuance, sale or delivery of such Common Stock, as well as federal, state and foreign securities laws.

(h)     Severability. In the event that any provision of the Plan shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

(i)     No Guarantee of Tax Consequences. The Company does not make any commitment or guarantee that any particular tax treatment shall apply or be available to any person participating or eligible to participate in the Plan, including, without limitation, any tax imposed by the United States or any state thereof, any estate tax, or any tax imposed by a foreign government.

NV5 GLOBAL, INC.

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IMPORTANT ANNUAL MEETING INFORMATION 000004

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DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 4:00 p.m., Eastern Time, on June 3, 2016.

Vote by Internet

- Go to **www.envisionreports.com/NVEE**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

	For	Withhold		For	Withhold		For	Withhold
01 - Dickerson Wright	☐	☐	02 - Alexander A. Hockman	☐	☐	03 - Donald C. Alford	☐	☐
04 - Jeffrey A. Liss	☐	☐	05 - William D. Pruitt	☐	☐	06 - Gerald J. Salontai	☐	☐
07 - Francois Tardan	☐	☐						

B

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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This Proxy Statement and our Annual Report for the Year Ended December 31, 2015 are available at www.edocumentview.com/NVEE

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NV5 Global, Inc.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dickerson Wright and Richard Tong, each with power of substitution, are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of NV5 Global, Inc. to be held on Saturday, June 4, 2016 at 9:00 a.m., local time, at the Red Rock Casino Resort & Spa, located at 11011 W. Charleston Blvd., Las Vegas, Nevada 89135, or any postponements or adjournments thereof, as indicated on the reverse side.

The undersigned also appoints the proxies to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

All of the above as set forth in the proxy statement, dated April 22, 2016. Receipt of the proxy statement and Annual Report for the year ended December 31, 2015 is hereby acknowledged.

The shares represented by this proxy will be voted on Proposals 1, 2 and 3 as directed by the stockholder, but if no direction is indicated, will be voted **FOR** Proposals 1, 2 and 3.

If you plan to attend the 2016 annual meeting, you can obtain directions to the Red Rock Casino Resort & Spa from the hotel's website at https://redrock.sclv.com/Contact-Us.

Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.

(Continued and to be signed on the reverse side)